UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2025

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York New York
10282
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2025, Goldman Sachs Real Estate Finance Trust Inc (the “Company,” “we,” “us” or “our”) entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with Goldman Sachs & Co. LLC (the “Adviser”). The Expense Support Agreement was approved by the affiliate transaction committee of the Company’s board of directors pursuant to the Company’s corporate governance guidelines. Pursuant to the Expense Support Agreement, until January 6, 2027, the Adviser may elect to pay certain general and administrative expenses of the Company on the Company’s behalf (each, an “Expense Payment”).

Following any calendar month in which “distributable earnings” (as defined in the Company’s publicly filed financial statements) for such calendar month exceed the distributions accrued to the Company’s common stockholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Available Operating Funds”), the Company will pay such Available Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company have been reimbursed. Any payment required to be made by the Company is referred to herein as a “Reimbursement Payment.” To the extent not previously reimbursed, all unreimbursed Expense Payments (other than those permanently waived by the Adviser) shall be due and payable on the earlier of January 6, 2030, or the termination of the Expense Reimbursement Agreement.

The Company’s obligation to make a Reimbursement Payment will automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month (or permanently).

The foregoing description is only a summary of the material provisions of the Expense Support Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On March 3, 2025, the Company sold unregistered shares of its common stock (the “Shares”) pursuant to its ongoing private offering (the “Offering”). The offer and sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The following table details the Shares sold:

Title of Securities*	Number of Shares Sold	Aggregate Consideration
Class I Common Stock	862,700.363	$21,593,390
Class S Common Stock	331,914.473	$8,368,500	(1)

(1)	Includes upfront selling commissions of $64,000.
*

We view our different series of common stock (Series T, Series S, Series D and Series I) as being part of the same single class of common stock. However, in order to mirror common industry terminology, we refer to these separate series of common stock as “classes.”

Each class of Shares is sold in the Offering at the then-current transaction price, which will generally be the prior month’s net asset value (“NAV”) per share for such class, as calculated monthly, plus applicable upfront selling commissions and placement fees. For those classes that are not outstanding as of the monthly NAV determination, the transaction price will be based on the Company’s aggregate NAV per share. We will separately calculate the NAV per share of each one of our share classes once we have shares of that class outstanding.

The sale of the Shares in the Offering was made pursuant to subscription agreements entered into by the Company and the purchasers thereof. The Company relied, in part, upon representations from the purchasers in the subscription agreements that each purchaser was an accredited investor (as defined in Regulation D under the Securities Act).

In addition, on March 3, 2025, the Company exchanged 2,000,000 shares of its Class I Common Stock for an equivalent number of shares of its Class F-I Common Stock as provided for in the plan of distribution for the Offering for certain purchasers of Class I Common Stock in the initial closing of the Offering. The issuance of the shares of Class F-I Common Stock was exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(9) of the Securities Act on the basis that the issuance of Class F-I Common Stock constituted an exchange with existing holders of the Company’s securities and no commission or other remuneration was paid or given directly or indirectly for soliciting such transaction.

Item 8.01	Other Events.

February 2025 Distributions

On or about March 10, 2025, the Company will pay distributions per share for each outstanding class of its common stock for the month of February 2025 in the amount set forth below. The gross distribution reflects a regular distribution in the amount of $0.1660 per share.

	Gross Distribution	Distribution Fee	Net Distribution
Class S Common Stock	$0.1660	($0.0163)	$0.1497
Class I Common Stock	$0.1660	—	$0.1660
Non-voting Common Stock	$0.1660	—	$0.1660

The net distribution for each class of common stock (which represents the gross distribution less distribution fees for the applicable class of common stock) are payable to stockholders of record as of the close of business on February 28, 2025 (the “Record Date”). There are no distribution fees with respect to shares of our Class I or non-voting common stock. As of the Record Date, the Company had no outstanding shares of Class T, Class D, Class F-I and Class F-II common stock. These distributions will be paid in cash or reinvested in the applicable class of common stock for stockholders participating in the Company’s distribution reinvestment plan.

Las Vegas Industrial Origination

On February 28, 2025, the Company originated a $31.0 million floating rate, first mortgage loan collateralized by two industrial buildings totaling 238,516 square feet located in Las Vegas, Nevada (“Las Vegas Industrial”). The mortgage loan is intended to provide acquisition financing for the property. The initial term of the loan is three years and provides for two one-year extension options, subject to the satisfaction of certain pre-defined conditions by the borrower. Monthly payments consist of interest only at a rate of one-month term Secured Overnight Financing Rate (“SOFR”) plus 2.80%.

9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Expense Support and Reimbursement Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2025	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Mallika Sinha
	Name:	Mallika Sinha
	Title:	Chief Financial Officer